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                                                                   Exhibit 99.4


                          CONDITIONAL CONSENT AGREEMENT


         This CONDITIONAL CONSENT AGREEMENT ("this Consent Agreement") is made as of the 27th day of December, 2002, by and among R.G. BARRY CORPORATION, an Ohio corporation (the "Company"), and METROPOLITAN LIFE INSURANCE COMPANY, a New York stock insurance company ("Metropolitan").

                                    RECITALS:

         A. The Company and Metropolitan entered into a letter agreement dated July 5, 1994 (the "Note Purchase Agreement"), under which Metropolitan loaned $15,000,000 to the Company, as evidenced by the 9.70% Senior Promissory Note, dated July 4, 1994 and due July 5, 2004, in a face amount of $15,000,000, made by the Company to the order of Metropolitan (the "Note" and together with the Note Purchase Agreement, the "Loan Documents").

         B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Loan Documents.

         C. As of the date of this Agreement, The Huntington National Bank ("Huntington") has extended credit to the Company in the principal amount of $32,000,000 (the "Huntington Loan"). In connection with this extension of credit, Huntington has requested, and the Company desires, that the Company provide to Huntington, as the collateral agent for itself and Metropolitan, a first security interest (the "Lien") over certain equipment, fixtures, inventory and receivables or the Company described in a Security Agreement between the Company and the Huntington, as collateral agent for itself and Metropolitan, dated December 27, 2002 .

         D. Section 8.2 of the Note restricts the Company from permitting any liens on its property, subject to certain listed exceptions. The Company and Metropolitan acknowledge that without a consent from Metropolitan, the Company's granting of the Lien would cause a default under Section 8.2 of the Note.

         E. Subject to the terms and conditions of this Consent Agreement, Metropolitan, at the Company's request, has agreed to consent to the granting of the Lien despite the requirements of Section 8.2 of the Note.

                                   AGREEMENTS:

         The parties agree as follows:

         1. CONDITIONAL CONSENT.

                  (a) Subject to the terms and conditions of this Consent Agreement, including, without limitation, Section 2 below, Metropolitan as of the date of this Consent Agreement hereby consents to the Company's granting of the Lien to Huntington, as collateral agent for itself and Metropolitan, and waives the Company's breach, as of the date of this

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         Consent Agreement, of the covenant contained in Section 8.2
         (Limitations on Liens) of the Note (and the resulting Event of Default), that would occur because of the granting of the Lien to Huntington, as collateral agent for itself and Metropolitan.

                  (b) The consent and waiver in Section 1(a) above (the "Consent") is limited to its express terms and shall not be deemed to be a consent or waiver of any other Event of Default or default which may have existed on or prior to the date hereof or any Event of Default or default which may hereafter arise under any of Section 8.2 of the Note or under any other provision of the Loan Documents. Further, the granting of the Consent shall not be construed as an agreement or understanding by Metropolitan to grant any other consent, waiver or other accommodation in the future with respect to Section 8.2 of the Note or any other provision of the Loan Documents. The execution, delivery and performance by Metropolitan of this Consent Agreement shall not constitute, or to be deemed to be or construed as, a waiver of any right, power or remedy of Metropolitan, or a waiver of any provision of the Loan Documents, except as expressly stated herein.

         2. DELIVERY DATE; CONDITIONS PRECEDENT. The Consent is subject to the Company's performance of the following (the date on which all have been performed being the "Delivery Date"):

                  (a) The Company's secretary or treasurer shall have provided to Metropolitan (i) a certified copy of the resolutions duly adopted by the Company's board of directors in respect of this Consent Agreement and the security agreement and other documents evidencing the Lien;
         (ii) true and correct copies of the Company's current Articles of Incorporation and Code of Regulations; and the Company's vice president or chief financial officer shall have provided to Metropolitan a certificate certifying that (A) after giving effect to the transactions described herein and the Consent, no Event of Default or Default under the Loan Documents or the documents relating to the Huntington loan exists and (B) that the representations and warranties of the Company under the Loan Documents are reaffirmed as of the Delivery Date, subject only to variance therefrom acceptable to Metropolitan.

                  (b) Counsel to the Company shall have permitted Metropolitan to rely on its written opinion to The Huntington National Bank with respect to (i) the due authorization, execution, delivery and enforceability of the security agreement evidencing the Lien, and (ii) the attachment and perfection of the Lien which opinion shall, as to such matters, be in form and substance satisfactory to Metropolitan.

                  (c) The Company shall have paid to Metropolitan in immediately available funds, pursuant to Section 10 of the Note Purchase Agreement, the reasonable fees and disbursements of Metropolitan and of Metropolitan's counsel, incurred in connection with the preparation, negotiation, execution and delivery of this Consent Agreement, the security agreement and other documents evidencing the Lien and any intercreditor agreement entered into between Metropolitan and Huntington, for which Metropolitan has provided an invoice to the Company.

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                  (d) The Company shall have executed and delivered to
         Metropolitan the security agreement and other documents evidencing the Lien.

         3. NO MODIFICATIONS. Notwithstanding the Consent, all of the terms and conditions of the Loan Documents remain unchanged and in full force and effect. The Consent and the other documents contemplated by this Consent Agreement shall not be deemed to provide for or effect a repayment and re-advance of Metropolitan's loan to the Company, it being the intention of both the Company and Metropolitan that the indebtedness owing under the Loan Documents be and hereby is the same indebtedness as that owing under the Loan Documents immediately prior to the effectiveness hereof.

         4. CONFIRMATION OF DEBT. The Company hereby affirms all of its liabilities and obligations to Metropolitan under the Loan Documents and that such liabilities and obligations are owed to Metropolitan. The Company further acknowledges and agrees that as of the Delivery Date, it has no claims, defenses or set-off rights against Metropolitan and there are no claims, defenses or set-offs to the enforcement by Metropolitan of the liabilities and obligations of the Company to it under the Loan Documents.

         5. GOVERNING LAW; BINDING EFFECT. This Consent Agreement shall be governed by and construed in accordance with the laws of the State of Ohio and shall be binding upon and inure to the benefit of the Company, Metropolitan and their respective successors and assigns.

         6. COUNTERPARTS. This Consent Agreement may be executed in separate counterparts, each of which shall be deemed to be an original, and all of which together shall be deemed a fully executed agreement.

         7. WAIVER OF JURY TRIAL. EACH OF THE PARTIES TO THIS CONSENT AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE) ARISING OUT
OF OR RELATING TO THIS CONSENT AGREEMENT, THE LOAN DOCUMENTS, THE SECURITY AGREEMENT AND OTHER DOCUMENTS EVIDENCING THE LIEN OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY HERETO HEREBY (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OR ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS CONSENT AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATION IN THIS SECTION.

            [No additional provisions are on this page; the next page
                            is the signature page.]

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         IN WITNESS WHEREOF, the Company and Metropolitan have signed this
Consent Agreement as of the date first written above.


R.G. BARRY CORPORATION, an Ohio            METROPOLITAN LIFE INSURANCE
corporation                                COMPANY, a New York stock insurance
                                           company


By:        /s/ Daniel D. Viren             By:    /s/ Judith A. Gulotta
   ---------------------------------           --------------------------------

Name:          Daniel D. Viren             Name:      Judith A. Gulotta
     -------------------------------             ------------------------------

Title:         Sr VP and CFO               Title:         Director
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